Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies

a) The Partnership consolidates certain variable interest entities (or VIEs) within its consolidated financial statements. In general, a VIE is a corporation, partnership, limited-liability company, trust or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about its activities, or (3) has a group of equity owners that do not have the obligation to absorb losses or the right to receive returns generated by its operations. A party that is a variable interest holder is required to consolidate a VIE if the holder has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

In July 2008, the Skaugen Multigas Subsidiaries signed contracts for the purchase of the Skaugen Multigas Carriers from Skaugen. The Partnership agreed to acquire the Skaugen Multigas Subsidiaries from Teekay Corporation upon delivery of the vessels. Each vessel is scheduled to commence service under 15-year, fixed-rate charters to Skaugen upon delivery. Subsequent to July 2008 and prior to the delivery of the vessels in June and October 2011, the Partnership consolidated the Skaugen Multigas Subsidiaries as they were VIEs and the Partnership was the primary beneficiary during this period. The Partnership acquired 100% of the shares of the two Skaugen Multigas Subsidiaries on June 15, 2011 and October 17, 2011, respectively.

The following table summarizes the balance sheet of the Skaugen Multigas Subsidiaries as at December 31, 2010:

December 31, 2010 $
ASSETS
Vessels and equipment
Advances on newbuilding contracts	79,535
Other assets	651

Total assets	80,186

LIABILITIES AND DEFICIT
Accrued liabilities and other	587
Advances from affiliates	79,612

Total liabilities	80,199
Total deficit	(13)

Total liabilities and total deficit	80,186

b) In December 2007, a consortium in which Teekay Corporation had a 33% ownership interest agreed to charter the four newbuilding Angola LNG Carriers for a period of 20 years to Angola LNG Supply Services. The consortium entered into agreements to construct the four LNG carriers at a total cost of approximately $906.0 million (of which Teekay Corporation’s 33% portion was $299.0 million), excluding capitalized interest. As at December 31, 2011, payments made towards these commitments by the joint venture companies totaled $770.1 million (of which Teekay Corporation’s 33% contribution was $254.1 million), excluding capitalized interest and other miscellaneous construction costs. As at December 31, 2011, the remaining payments required to be made in early 2012 under these contracts was $135.9 million, of which Teekay Corporation’s share was 33% of this amount. The vessels are chartered at fixed rates, with inflation adjustments, upon deliveries of the vessels.

In March 2011, the Partnership agreed to acquire Teekay Corporation’s 33% ownership interest in these vessels and related charter contracts for a total equity purchase price of approximately $76 million (net of assumed debt of approximately $258 million) subject to adjustment based on actual costs incurred at the time of delivery. During August, September and October 2011, three of the Angola LNG Carriers delivered and commenced their 20-year, fixed-rate charters to Angola LNG Supply Services, at which time the Partnership took ownership of the investment (see note 12l). The remaining Angola LNG Carrier delivered in January 2012 for a cost of approximately $19 million (net of assumed debt of approximately $65 million) subject to adjustment based on actual costs incurred at the time of delivery. It was determined that these vessel companies were VIEs; however, the Partnership was not the primary beneficiary.

c) In October 2011, the Partnership entered into an agreement with Marubeni Corporation to acquire, through a joint venture, ownership interests in six LNG carriers from A.P. Moller-Maersk A/S for an aggregate purchase price of approximately $1.3 billion. The Partnership owns 52% of the joint venture which has a 100% ownership interest in the six LNG carriers. The transaction was completed on February 28, 2012 (see Note 21).

d) As described in Note 6, Teekay Nakilat is the lessee under 30-year capital lease arrangements with a third party for the RasGas II LNG carriers (or RasGas II Leases). The UK taxing authority, (or HMRC), has been urging our lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements and has in other circumstances challenged the use of similar structures. As a result, the lessor has requested that Teekay Nakilat enter into negotiations to terminate the RasGas II Leases. Teekay Nakilat has declined this request as it does not believe that HRMC would be able to successfully challenge the availability of the tax benefits of these leases to the lessor. This assessment is partially based on a January 2012 court decision, regarding a similar financial lease of an LNG carrier, that ruled in favor of the taxpayer. However, it is possible that the HMRC may appeal that decision. If the HMRC were able to successfully challenge the RasGas II Leases, Teekay Nakilat could be subject to significant costs associated with the termination of the lease or increased lease payments to compensate the lessor for the lost tax benefits. The Partnership estimates its 70% share of the potential exposure to range from $54 million to 77 million.